UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2011

Date of Report (Date of earliest event reported)

IDENTIVE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900-B Carnegie Avenue

Santa Ana, California 92705

(Address of Principal Executive Offices) (Zip Code)

(949) 250-8888

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Change since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07, on June 6, 2011 at the 2011 Annual Meeting of Stockholders of Identive Group, Inc. (the “Company”), the stockholders of the Company approved the 2011 Incentive Compensation Plan (the “2011 Plan”) and the 2011 Employee Stock Purchase Plan (the “ESPP”). The following describes the 2011 Plan and ESPP as approved by the Company’s stockholders.

2011 Incentive Compensation Plan

The 2011 Plan serves as a successor plan to the Company’s 2007 Stock Option Plan (the “2007 Plan”) and no further awards may be made under the 2007 Plan. While the Company will maintain its current 2010 Bonus and Incentive Plan (the “2010 Plan”) for making performance-based awards to management, all future equity awards granted under the 2010 Plan will be issued pursuant to the 2011 Plan.

The purpose of the 2011 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to as related entities, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its related entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

The total number of shares of common stock of the Company (the “Common Stock”) reserved and available for delivery under the 2011 Plan at any time during the term of the plan shall be equal to 4,000,000, plus any shares of Common Stock remaining available for delivery under the 2007 Plan and the 2010 Plan as of June 6, 2011, the date on which the stockholders of the Company approved the 2011 Plan. The foregoing limit shall be increased by the number of shares of Common Stock previously awarded under the 2011 Plan that are forfeited, expire or otherwise terminate without issuance of shares of Common Stock, or that are settled for cash or otherwise do not result in the issuance of shares of Common Stock, and the number of shares of Common Stock that are tendered or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements.

The 2011 Plan imposes individual limitations on the amount of certain awards such that, during any 12-month period, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 500,000 shares of Common Stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 500,000 shares of Common Stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $3,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $3,000,000 multiplied by the number of full 12-month periods that are in the performance period. A committee designated by the Company’s Board of Directors (the

“Board”) consisting of not less than two directors (the “Committee”) is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2011 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any related entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company are eligible for purposes of receiving any incentive stock options (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a related entity for purposes of eligibility for participation in the 2011 Plan.

Administration

The 2011 Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the Plan, the Board may exercise any power or authority granted to the Committee under the 2011 Plan. Subject to the terms of the 2011 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2011 Plan, construe and interpret the 2011 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2011 Plan.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. In the case of an ISO, the exercise price per share shall be no less than 100% of the fair market value of a share of Common Stock on the date such ISO is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of Common Stock on the date such ISO is granted.

The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% stockholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the Plan to be paid in cash, shares, other awards or other property (including loans to participants).

Automatic Options for Non-Employee Directors and Stock in Lieu of Fees

Consistent with the provisions of the 2007 Plan, the 2011 Plan provides that in addition to any other options that non-employee directors may be granted, non-employee directors will automatically be granted options as follows: (i) an initial grant of options to acquire that number of shares as determined by the Board or, if no amount is established by the Board, to acquire 10,000 shares and (ii) annual grants of options to acquire 5,000 shares. Initial and annual grants will vest as to one-twelfth (1/12th) of the total award each month so that the option is fully vested on the first anniversary of the grant. If an optionholder’s status as director terminates for any reason other than death, he or she will have 90 calendar days to exercise his or her options (to the extent that the optionholder was entitled to exercise such options as of the date of such termination). If an optionholder’s status as director terminates due to death, his or her estate will have twelve months to exercise his or her options (to the extent that the optionholder was entitled to exercise such options as of the date of such termination).

In addition, the Committee may grant shares of Common Stock or other awards in lieu of Company obligations to pay cash under any compensatory arrangements, including the payment of fees to directors for their service on the Board of Directors, subject to such terms as the Committee may specify.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An award of restricted stock units confers upon a participant the right to receive shares of Common Stock or cash equal to the fair market value of the specified number of shares of Common Stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other awards in lieu of Company obligations to pay cash under the 2011 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee or the Board is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee determines the terms and conditions of such awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

If and to the extent that the Committee determines that these provisions of the 2011 Plan are to be applicable to any award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for related entities, or for business or geographical units of the Company or a related entity (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for awards under the 2011 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of Common Stock. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (iii) a change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of Common Stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2011 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2011 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose thereon.

Awards under the 2011 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2011 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2011 Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2011 Plan or the Committee’s authority to grant awards without further stockholder approval (including in a manner adverse to the rights of a participant under an outstanding award), except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Unless earlier terminated by the Board, the 2011 Plan will terminate at the earliest of (a) such time as no shares of Common Stock remain available for issuance under the 2011 Plan, (b) termination of the 2011 Plan by the Board, or (c) the tenth anniversary of the effective date of the 2011 Plan. Awards outstanding upon expiration of the 2011 Plan shall remain in effect until they have been exercised or terminated, or have expired.

The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the 2011 Plan, and is subject to and qualified in its entirety by reference to the full text of the 2011 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

2011 Employee Stock Purchase Plan

The ESPP is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The purpose of the ESPP is to provide an incentive for employees, including executive officers, and the employees of the Company’s subsidiaries that are designated by the Board as eligible, to purchase Common Stock and acquire a proprietary interest in the Company.

Administration of the ESPP

The Compensation Committee of the Board will administer the ESPP. The ESPP vests the Compensation Committee with the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP; however, the Board may exercise that authority in lieu of the Compensation Committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Exchange Act.

Participation in the ESPP

Employees of the Company or its designated subsidiaries on July 1, 2011 are eligible to participate in the ESPP as of that date if they are scheduled to work at least 20 hours per week and more than five months per calendar year. Individuals who become employees of the Company or its designated subsidiaries after July 1, 2011 are eligible to participate in the ESPP if they are scheduled to work at least twenty hours per week and more than five months per calendar year. Such individuals may begin participating in the ESPP during the first exercise period that commences after the individual becomes eligible to participate in the ESPP. These eligible employees may become participants in the ESPP by completing an enrollment agreement and filing it with the Company.

Offerings under the ESPP

The ESPP generally is implemented through a series of 24-month-long offering periods, beginning on July 1 and ending on the June 30 that is 24 months later. Shares of Common Stock are available for purchase under the ESPP on periodic exercise dates within each offering period. Exercise dates are the last business days in June and December during each offering period. On the first business day of each offering period, participants are granted the option to purchase shares of Common Stock on the exercise dates within that offering period.

If the share price is ever lower on an exercise date than it was on the first business day of the offering period in which that exercise date falls, then the offering period in progress ends immediately after the close of trading on that exercise date, and a new offering period begins on the next January 1 or July 1, as the case may be, and extends for a new 24-month-long offering period ending on December 31 or June 30, as the case may be.

No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of the Company’s stock or of any of its subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy more than $25,000 worth of Common Stock (based on the closing sale price per share reported on the NASDAQ Global Market on the date the option is granted or, if there is no sale on that date, then on the last previous day on which a sale was reported) in any calendar year. Finally, no participant may purchase more than 12,500 shares of Common Stock on any one exercise date.

Plan Contributions

Except as otherwise authorized by the Compensation Committee, all contributions to the ESPP shall be made only by after-tax payroll deductions or by direct after-tax contributions to the ESPP at such times and subject to such terms and conditions as the Compensation Committee may in its discretion determine. The enrollment agreement that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1%, and up to 20% (or such other percentage as determined by the Compensation Committee and announced at least five days prior to the first day of the exercise period in which such change is to be made effective), of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates. All payroll deductions made for a participant are credited to his or her account under the ESPP and deposited with the Company’s general funds.

Exercise Price

The exercise price per share at which shares are sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering period or, (ii) 85% of the closing price on the exercise date. Such percentage may be increased in the sole discretion of the Compensation Committee, provided that any such increase with respect to a given offering period must be established not less than fifteen days prior to the beginning of such offering period. Participants pay the exercise price through accumulated payroll deductions or, if permitted by the Compensation Committee, direct after-tax contributions made to the ESPP, over the offering period.

Withdrawal from the ESPP

A participant may withdraw from participation in the ESPP at any time by completing a withdrawal form and delivering it to the Company. If a participant’s employment terminates for any reason, he or she is treated as having withdrawn from the ESPP.

A participant’s withdrawal is effective as soon as administratively practicable after receipt of the notice of withdrawal. All options granted to the participant under the ESPP, but not yet exercised, automatically terminate, and no further purchases of Common Stock are made for the participant’s account following the effectiveness of the participant’s withdrawal. The Company ceases making payroll deductions for a participant’s account beginning with the first payroll period that starts after the effectiveness of the participant’s withdrawal, and refunds any accumulated payroll deductions and/or direct after-tax contributions which are not used to purchase stock under the ESPP.

After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the ESPP until the following exercise period that commences after his or her date of withdrawal. In order to rejoin the ESPP, a former participant must submit a new enrollment agreement.

Restrictions on Transfer; No Stockholder Rights

No contributions to or option granted under the ESPP is assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the ESPP. During the lifetime of a participant, an option is exercisable only by the participant. A participant does not have any interest or voting rights in shares covered by his or her option until the option has been exercised.

Duration, Termination, and Amendment of the ESPP

The ESPP will terminate following the last exercise date before the 10th anniversary of effective date, or if sooner, on the date on which all shares reserved for issuance under the ESPP have been sold. Additionally, the Board may terminate the ESPP earlier. The Board or the Compensation Committee may amend the ESPP at any time, provided that no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans under Section 423 of the Internal Revenue Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 under the Exchange Act. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Internal Revenue Code, or any other applicable law or regulation, the Company will obtain stockholder approval of any such amendment.

Shares Reserved under the ESPP

2,000,000 shares of Common Stock are reserved for issuance over the term of the ESPP. That amount will be increased each year by the lowest of (i) 750,000 shares, (ii) two percent of all shares outstanding at the end of the previous year, or (iii) an amount determined by the Board. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.

Effect of Certain Corporate Events

The ESPP provides for appropriate adjustment of the number of shares of Common Stock for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of Common Stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

In the event of a merger or a sale of all or substantially all of the Company’s assets, each option under the ESPP will be assumed or an equivalent option will be substituted by the successor corporation, unless the Compensation Committee accelerates the date on which the options may be exercised. In the event of the Company’s dissolution or liquidation, the offering period in progress will terminate immediately prior to the consummation of such proposed action, unless the Compensation Committee determines otherwise.

The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the ESPP, and is subject to and qualified in its entirety by reference to the full text of the ESPP, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07, on June 6, 2011 at the 2011 Annual Meeting of Stockholders of the Company, the stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 110,000,000 to 130,000,000. A copy of the Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended, reflecting this amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2011, the 2011 Annual Meeting of Stockholders of the Company was held. The following matters were submitted to the stockholders at the meeting and all were approved:

•

the election of Steven Humphreys, Dr. Hans Liebler and Daniel S. Wenzel as Class I directors to serve until the expiration of their terms or until their successors are duly elected and qualified or until they are removed or resign;

•

an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Company common stock from 110,000,000 to 130,000,000 shares;

•	the approval of the Company’s 2011 Incentive Compensation Plan;

•	the approval of the Company’s 2011 Employee Stock Purchase Plan; and

•	the ratification of the appointment of Deloitte & Touche GmbH, an independent registered pubic accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2011.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below.

Election of Class I Directors

Nominee	For	Withheld

Steve Humphreys	20,079,040	978,172

Dr. Hans Liebler	20,618,845	439,167

Daniel S. Wenzel	20,871,510	186,502

Approval of Amendment to Increase Authorized Shares of Common Stock

For	Against	Abstained	Broker Non-Votes

24,516,177	857,287	—	—

Approval of 2011 Incentive Compensation Plan

For	Against	Abstained	Broker Non-Votes

19,379,876	1,280,884	397,252	4,315,454

Approval of 2011 Employee Stock Purchase Plan

For	Against	Abstained	Broker Non-Votes

19,857,378	925,232	275,402	4,315,454

Ratification of Appointment of Deloitte & Touche GmbH as independent auditor

For	Against	Abstained	Broker Non-Votes

25,355,085	13,237	5,144	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation, as amended

10.1	2011 Incentive Compensation Plan

10.2	2011 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDENTIVE GROUP, INC.

Date: June 7, 2011	By:	/s/ Melvin Denton-Thompson
Melvin Denton-Thompson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation, as amended

10.1	2011 Incentive Compensation Plan

10.2	2011 Employee Stock Purchase Plan